UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005 (April 26, 2005)

COMMUNITY FIRST, INC.

(Exact Name of Registrant as Specified in Charter)

Tennessee	0-49966	04-3687717
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

501 South James M. Campbell Blvd. Columbia, Tennessee		38401
(Address of Principal Executive Offices)		(Zip Code)

(931) 380-2265
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

     At the annual meeting of stockholders of Community First, Inc. (the “Company”) held on April 26, 2005, the Company’s shareholders approved the 2005 Stock Incentive Plan (the “Plan”). The Company’s board of directors unanimously approved the Plan on March 15, 2005, subject to shareholder approval. Under the Plan, the compensation committee of the Company’s board of directors has the authority to grant to officers, other key employees, outside directors (directors who are not the Company’s officers or employees) and consultants to the Company the following types of awards: (1) stock options; (2) restricted stock; (3) stock appreciation rights and/or (4) other stock-based awards.

     The aggregate number of shares of Common Stock that may be issued under the Plan (prior to the 2-for-1 stock split scheduled for May 9, 2005 discussed below) is 225,000 shares. The maximum number of shares of Common Stock for which awards may be made under the Plan to any officer of the Company or other person whose compensation may be subject to the limitations on deductibility under Section 162(m) of the Internal Revenue Code is 100,000 shares during any single fiscal year.

     Any shares as to which an option or other award expires, lapses unexpired, or is forfeited, terminated, or canceled may become subject to a new option or other award. The Plan will terminate on, and no award may be granted later than, the tenth anniversary of the effective date of the Plan, but the exercise date of awards granted prior to such tenth anniversary may extend beyond such date.

     The foregoing description of the Plan is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference in its entirety.

Item 2.02. Results of Operations and Financial Condition.

     On April 29, 2005, the Company issued a press release reporting its financial results for its fiscal first quarter ended March 31, 2005. A copy of the press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change of Fiscal Year

     On April 28, 2005, the Company filed an Amended and Restated Charter with the Secretary of State of the State of Tennessee to, among other things, (i) increase the authorized number of shares of Common Stock from 1,500,000 to 5,000,000, (ii) change the par value of the Company’s Common Stock from $10.00 par value per share to no par value per share and (iii) create a staggered Board of Directors.

     A copy of the Amended and Restated Charter is attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

     The information set forth under Item 2.02 is incorporated herein by reference.

Item 8.01. Other Events.

     On April 29, 2005, the Company also announced that its Board of Directors had declared a 2-for-1 stock split in the form of a stock dividend of one share for each outstanding share of its Common Stock payable on May 9, 2005 to shareholders of record on May 9, 2005. A copy of the press release containing such announcement is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits

3.1	Amended and Restated Charter of the Company.

10.1	Community First, Inc. 2005 Stock Incentive Plan.

99.1	Press Release of Community First, Inc. dated April 29, 2005.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY FIRST, INC.
By:	/s/ Marc R. Lively
Marc R. Lively
Chief Executive Officer/President

Date: April 29, 2005

EXHIBIT INDEX

3.1	Amended and Restated Charter of the Company
10.1	Community First, Inc. 2005 Stock Incentive Plan.
99.1	Press Release of Community First, Inc. dated April 29, 2005.

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